UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2013

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number)	43-1128385 (I.R.S. Employer Identification No.)

663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)

(417) 235-6652
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.
On August 23, 2013, the Board of Directors (the “Board”) of Jack Henry & Associates, Inc. (the “Company”), upon the recommendation of the Governance Committee of the Board, voted unanimously to amend and restate the Company's Restated and Amended Bylaws, effective August 23, 2013, to provide a majority voting standard for uncontested elections of directors and to make other minor technical changes to other provisions, including the provisions governing access to the voting list and the role of the board chairman if no chief executive officer is elected or appointed.

Pursuant to the Restated and Amended Bylaws, a director nominee shall be elected to the Company's Board if a majority of the votes cast for such nominee at any meeting of stockholders for the election of directors are in favor of such nominee's election; provided, that if the number of director nominees at such meeting exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes cast.

In connection with the amendment of the Company's Restated and Amended Bylaws to implement a majority voting standard in uncontested director elections, the Board amended its Corporate Governance Guidelines to adopt a director resignation policy (the “Policy”). The Policy was adopted effective August 23, 2013 and will apply to future director elections conducted under the majority voting standard. The Policy provides that an incumbent director who does not receive a majority of votes cast “for” his or her election must offer to tender his or her resignation to the Board. The Policy further provides that the Board, taking into account the recommendation of the Governance Committee, will act on the tendered resignation within 90 days of receiving certification of the election results and will promptly publicly disclose its decision. If the Board does not accept such director's resignation, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

The foregoing description of the Restated and Amended Bylaws is qualified in its entirety by reference to the Restated and Amended Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Restated and Amended Bylaws attached hereto as Exhibit 3.1 show all additions and deletions made to the Restated and Amended Bylaws on August 23, 2013.

The Company's Corporate Governance Guidelines, as amended to implement director resignation procedures, are available in the "For Investors -Corporate Governance" section of the Company's website, www.jackhenry.com. Except to the extent explicitly stated herein, documents and information on the Company's website are not incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.         Description

3.1	Restated and Amended Bylaws of Jack Henry & Associates, Inc. as restated and amended on August 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date: August 28, 2013
By:  /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS
Exhibit        Description

3.1	Restated and Amended Bylaws of Jack Henry & Associates, Inc. as restated and amended on August 23, 2013